OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                     Supplement dated August 5, 1998 to the
          Statement of Additional Information dated November 24, 1997


This Supplement to the Statement of Additional Information replaces the supplement dated May 15, 1998 and changes the Statment of Additional Information as follows:

      The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 46 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).

      Appendix B beginning on page B-1 is deleted and replaced with the text appearing on the reverse side of this page:


                                                                     (continued)

                                   APPENDIX B
                              Tax-Equivalent Yields

The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1998. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields).


Federal             Effective       Oppenheimer   California   Municipal  Fund
Yield of:
Taxable             Combined Tax
Income              Bracket         2.00%   3.00%  4.00% 5.00%  6.00%  7.00%

JOINT RETURN
Over      Not over                  Is  Approximately  Equivalent To a Taxable
Yield:

$ 23,776  $ 37,522  18.40%          2.45%   3.68%  4.90% 6.13%  7.35%  8.58%
$ 37,522  $ 42,350  20.10%          2.50%   3.75%  5.01% 6.26%  7.51%  8.76%
$ 42,350  $ 52,090  32.32%          2.96%   4.43%  5.91% 7.39%  8.87%  10.34%
$ 52,090  $ 65,832  33.76%          3.02%   4.53%  6.04% 7.55%  9.06%  10.57%
$ 65,832  $102,300  34.70%          3.06%   4.59%  6.13% 7.66%  9.19%  10.72%
$102,300  $155,950  37.42%          3.20%   4.79%  6.39% 7.99%  9.59%  11.19%
$155,950  $278,450  41.95%          3.45%   5.17%  6.89% 8.61%  10.34% 12.06%
$278,450            45.22%          3.65%   5.48%  7.30% 9.13%  10.95% 12.78%



                                    Oppenheimer   California   Municipal  Fund
Yield of:
                                    2.00%   3.00%  4.00% 5.00%  6.00%  7.00%
SINGLE RETURN

Over      Not over                  Is  Approximately  Equivalent To a Taxable
Yield:

 18,761    25,350   20.10%          2.50%   3.75%  5.01% 6.26%  7.51%  8.76%
 25,350    26,045   32.32%          2.96%   4.43%  5.91% 7.39%  8.87%  10.34%
 26,045    32,916   33.76%          3.02%   4.53%  6.04% 7.55%  9.06%  10.57%
 32,916    61,400   34.70%          3.06%   4.59%  6.13% 7.66%  9.19%  10.72%
 61,400   128,100   37.42%          3.20%   4.79%  6.39% 7.99%  9.59%  11.19%
128,100   278,450   41.95%          3.45%   5.17%  6.89% 8.61%  10.34% 12.06%
278,450             45.22%          3.65%   5.48%  7.30% 9.13%  10.95% 12.78%


                                       B-1
August 5, 1998                                                  PXO790.005